SSgA FUNDS

SUPPLEMENT DATED June 6, 2008
TO
PROSPECTUS DATED DECEMBER 18, 2007
(AS SUPPLEMENTED THROUGH APRIL 2, 2008)

SSgA HIGH YIELD BOND FUND

Shareholders of the SSgA High Yield Bond Fund (the “Fund”) are hereby notified that Mr. Scott B. Richards will no longer serve as a portfolio manager of the Fund.  Accordingly, the disclosure referring to Mr. Richards on page 44 of the Prospectus, under the heading “Portfolio Management—High Yield Bond Fund,” is hereby deleted and replaced with the following:

•                Jeffrey Megar, CFA. Jeff is a Vice President of SSgA, a Principal of SSgA FM, and, he is a Senior Portfolio Manager in the Active Fixed Income group responsible for High Yield Bond and Bank Loan investing.  Prior to joining SSgA, Jeff was a Senior Portfolio Manager and Director of US Fixed Income Research for Fortis Investments, where he built Fortis’ Bank Loan platform and managed their CLOs.  Prior to Fortis, Jeff was the Bank Loan trader/assistant portfolio manager at CypressTree Investment Management.  Jeff received his BA in Economics from Framingham State College and his MBA from Northeastern University.  He has earned his Chartered Financial Analyst designation and is a member of both the Boston Security Analysts Society and the CFA Institute.

•                Thomas Stolberg, CFA.  Tom is a Vice President of SSgA, a Principal of SSgA FM, and an analyst in the Credit Research Group.  Prior to joining SSgA, Tom worked for Boldwater Capital Management, a capital structure arbitrage hedge fund.  Prior to Boldwater Capital, Tom was with State Street Research & Management as a trader and analyst in the High Yield Group where he held the position of Senior Vice President of the group and was a member of the Asset Allocation Committee.  Tom received his BA in Economics from Middlebury College.

The remainder of the prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE